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                            Prudential Mutual Funds
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                      Prudential Pacific Growth Fund, Inc.

                       SUPPLEMENT DATED APRIL 10, 2000 to
                       PROSPECTUS DATED JANUARY 19, 2000

   The following replaces the information contained in the Prospectus on page 13 under 'How the Fund is Managed--Portfolio Managers':

The Fund is managed by Daniel J. Duane.

   Dan Duane is a Managing Director of Prudential Investments. Dan joined Prudential Investments in 1990. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Analyst (CFA) designation.
MF157C1